                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        _______________________________


                                   FORM 8-K


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) March 9, 1998



                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)


          Delaware                    0-16102           59-2840783
(State or Other Jurisdiction        Commission       (I.R.S. Employer
     Or Incorporation or            File Number       Identification
        Organization)                                    Number)


              1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                   (Address of principal executive offices)


                                 (609)235-6009
             (Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------

     On March 9, 1998, Eastern Environmental Services, Inc. (the "Registrant") consummated the acquisition of Bluegrass Containment, Inc. ("Bluegrass") pursuant to the terms of a Stock Purchase Agreement dated March 2, 1998, as amended March 9, 1998 by and among Thomas Smith, Jr. and Mark Rust (collectively, the "Shareholders" or "Sellers") and the Registrant. The description of the acquisition transaction set forth herein is qualified in its entirety by the Stock Purchase Agreement and its subsequent amendment. The Stock Purchase Agreement and its subsequent amendment are incorporated as
Exhibit 10.1 and Exhibit 10.2, respectively.

     Pursuant to the Stock Purchase Agreement, as amended, the Registrant purchased all of the outstanding common stock of Bluegrass resulting in the Shareholders receiving unregistered shares of the Registrant's common stock, $.01 par value valued at $24.25. Total stock consideration paid included a base purchase price of $4,100,000 increased for the amount by which the accounts receivable of Bluegrass exceeds accounts payable, closure and post-closure collateral investments and operating cash in excess of $100,000; all amounts measured as of the closing date. No cash was paid to the Shareholders for the acquisition of the shares of the Company. The acquisition is to be accounted for using the "pooling of interests" method.

     The merger includes all of the assets and liabilities relating to the operation of the Company. The acquired assets were used by the Shareholders in the operation of a construction and demolition debris disposal facility. The Registrant intends to continue to use the acquired assets for this purpose.
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS.
          -----------------------------------


(A) COMBINED FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable to provide the required financial statements of Bluegrass Containment, Inc. at the time of the filing of this report. The required financial statements of Bluegrass Containment, Inc. will be filed within the time period required in accordance with applicable regulations under the Securities and Exchange Act of 1934.

(B)  PRO FORMA FINANCIAL INFORMATION.
     It is impracticable to provide the required pro forma financial information of Eastern Environmental Services, Inc. at the time of the filing of this report. The pro forma information will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.

(C)  EXHIBITS

10.1 Stock Purchase Agreement dated March 2, 1998, between Eastern Environmental Services, Inc., Thomas Smith, Jr. and Mark Rust.

10.2 Amendment No.1 dated March 9, 1998 to the Stock Purchase Agreement dated March 2, 1998 by and between the Registrant and the Shareholders of Bluegrass Containment, Inc.

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               SIGNATURE
               ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Eastern Environmental Services, Inc.

Date: March 20, 1998          By:  /s/ Gregory M. Krzemien
                                 ------------------------------------
                                 Gregory M. Krzemien, Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
 No.      Description
----      -----------

10.1 Stock Purchase Agreement dated March 2, 1998, between Eastern Environmental Services, Inc., Thomas Smith, Jr. and Mark Rust.

10.2 Amendment No.1 dated March 9, 1998 to the Stock Purchase Agreement dated March 2, 1998 by and between the Registrant and the Shareholders of Bluegrass Containment, Inc.